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                                                                   EXHIBIT 10.21


                             BANK JOINDER AGREEMENT

         THIS BANK JOINDER AGREEMENT (this "Agreement") dated as of December 28, 2000 to the Credit Agreement referenced below is by and among UBS AG, STAMFORD BRANCH (the "New Bank"), HEALTHCARE REALTY TRUST INCORPORATED, a Maryland corporation (the "Borrower") and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Agent") for the Banks. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, pursuant to that Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of October 15, 1998 among the Borrower, the Banks and NationsBank, N.A. (now known as Bank of America, N.A.), as Agent, the Banks agreed to provide the Borrower with a $265 million revolving credit facility;

         WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Borrower has requested that the New Bank provide an additional Revolving Commitment under the Credit Agreement; and

         WHEREAS, the New Bank has agreed to provide the additional Revolving Commitment on the terms and conditions set forth herein and to become a "Bank" under the Credit Agreement in connection therewith.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The New Bank hereby agrees to provide Commitments to the Borrower in the amounts set forth on Schedule 2.1(a) to the Credit Agreement as attached hereto. The Revolving Commitment Percentage of the New Bank shall be as set forth on Schedule 2.1(a).

         2. The New Bank (a) represents and warrants that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) which makes or acquires or loans on the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the effective date, the New Bank shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Bank" for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Bank" under the Credit Agreement and (iv) shall have the rights and obligations of a Bank under the Credit Agreement and the other Credit Documents.

         3. This Agreement shall be governed by, and construed in accordance with, the laws of the State of North Carolina.




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         4. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.






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     IN WITNESS WHEREOF, the New Bank, the Borrower and the Agent have caused this Agreement to be executed by their officers thereunto duly authorized as of the date hereof.

                                  HEALTHCARE REALTY TRUST INCORPORATED,
                                  a Maryland corporation

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  BANK OF AMERICA, N.A. (formerly
                                  NationsBank, N.A.), as Agent

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  UBS AG, STAMFORD BRANCH,
                                  as New Bank

                                  By:
                                     -----------------------------------------
                                  Name:
                                  Title:



                                  New Bank Address for Notices: